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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2006

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-25226               22-3285224
         --------                   -------               ----------
     (State Or Other             (Commission            (IRS Employer
     Jurisdiction Of             File Number)         Identification No.)
     Incorporation)

           9 Entin Road, Parsippany, New Jersey           07054
      ---------------------------------------------------------------
       (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On March 30, 2006, the Board of Directors of Emerson Radio Corp. (the "Company") appointed Adrian Ma as the Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Ma, 61, is presently a director of The Grande Holdings Limited ("Grande"), a Hong Kong based group of companies engaged in a number of businesses including the manufacture, sale and distribution of audio, video and other consumer electronics and video products. Grande is currently the holder of approximately 38.5% of the outstanding shares of the Company. Mr. Ma has served as a director of Grande since January 15, 1999 and has more than 30 years experience as an Executive Chairman, Executive Director and Managing Director of various organizations focused primarily in the consumer electronics industry. He is also Director of Lafe Technology Ltd., Vice Chairman and Managing Director of Ross Group Inc. and Deputy Chairman of Sansui Electronics Co. Ltd. Mr. Ma has also been appointed to the "Office of the Chairman," created by the Board of Directors of the Company in order to maximize the strategic alliance between Grande and the Company. The other members of the "Office of the Chairman" are Mr. Jurick, Eduard Will, the Chairman of Emerson's Audit Committee, and Michael A.B. Binney, Grande's Chief Financial Officer.

         Geoffrey P. Jurick, the Company's President and current Chairman and Chief Executive Officer, confirmed his resignation as Chairman and Chief Executive Officer of the Company as of March 30, 2006, the date Mr. Ma was appointed as Mr. Jurick's successor. Mr. Jurick will continue to serve as a director and the President of the Company.

         On March 30, 2006, the Board of Directors of the Company approved the appointment of Greenfield Pitts as an independent director of the Company, bringing the number of independent directors to five. Mr. Pitts has a 30-year background in international banking and was associated with Wachovia Bank, the Company's present lender, for more than 25 years, with assignments in London, Atlanta and Hong Kong.

         A copy of the press release announcing the appointment of Mr. Ma as Chairman of the Board and Chief Executive Officer of the Company, the resignation of Mr. Jurick from those positions, and the appointment of Mr. Pitts as a director is being filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         Exhibit 99.1 - Press Release dated April 4, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EMERSON RADIO CORP.


                                     By: /s/ Guy A. Paglinco
                                        ------------------------------------
                                      Name:  Guy A. Paglinco
                                      Title:  Vice President and Chief
                                      Financial Officer

Dated:  April 5, 2006



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